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                                                                 EXHIBIT 10.27

                                BANK UNITED CORP.
                               DIRECTOR STOCK PLAN


         Section 1. Purpose

                  The purposes of the Plan are to assist the Company in (1) promoting a greater identity of interests between the Company's non-employee directors and its shareholders, and (2) attracting and retaining directors by affording them an opportunity to share in the future successes of the Company.

                  Section 2. Definitions

                  "Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Award" shall mean an award of Common Stock as contemplated by Section 7 of this Plan.

                  "Board" shall mean the Board of Directors of the Company.

                  "Change in Control" shall mean the happening of any of the following events:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corpora-
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tion pursuant to a transaction which complies with clauses (i), (ii) and (iii)
of subsection (c) of this Section 2; or

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the
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corporation resulting from such Business Combination were members of the
Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  "Change in Control Price" shall mean the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

                  "Common Stock" shall mean the Class A common stock, $.01 par value, of the Company.

                  "Company" shall mean Bank United Corp., a Delaware corporation.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

                  "Fair Market Value" shall mean, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities
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exchange on which the Common Stock is listed or on NASDAQ, adjusted to the next higher five cents if such mean is not divisible by five cents. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

                  "Fees" shall mean the annual retainer fee for a Participant in connection with his or her service on the Board for any fiscal year of the Company.

                  "Participant" shall mean each member of the Board who is not an employee of the Company or any subsidiary of the Company.

                  "Plan" shall mean the Bank United Corp. Director Stock Plan.

                  "Retirement" shall mean the retirement by a Participant from the Board in accordance with the Company's stated policy on Director retirement.

                  "Rules" shall mean the rules promulgated under the Act from time to time and the interpretations issued by Securities and Exchange Commission in respect thereof.

                  "Stock Option" shall mean a non-qualified stock option, which is further defined as any right to Common Stock which does not qualify as an "incentive stock option" as defined under the Code.

                  Section 3. Eligibility

                  Each member of the Board who is not an employee of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

                  Section 4. Shares Subject to the Plan

                  The maximum number of shares of Common Stock which shall be available for use under the Plan shall be 250,000, subject to adjustment pursuant to Section 15 hereunder. The shares issued under the Plan may be authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares or shares purchased on the open market.

                  Section 5. Duration of Plan
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                  Unless earlier terminated pursuant to Section 11 hereof, this
Plan shall automatically terminate on, and no grants, awards or elections may be made after, the date of the tenth anniversary of the approval by stockholders of the Plan pursuant to Section 17 hereof.

                  Section 6. Administration

                  (a) The Plan shall be administered by the Board or any committee thereof so designated by the Board (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

                  (b) Notwithstanding any other provision of the Plan, neither the Board nor the Committee shall be authorized to exercise any discretion with respect to the selection of Participants to receive Awards or Stock Options under the Plan or concerning the amount, timing or vesting of such Awards or Stock Options under the Plan, and no amendment or termination of the Plan shall adversely affect the interest of any Director in Awards or Stock Options previously granted to the Director without that Director's express written consent.

                  Section 7. Stock in Lieu of Retainer

                  Each Participant who, in any year of the Plan, delivers to the Company written notice of an irrevocable election concerning the Fees to be earned in the next fiscal year of the Company, may receive in lieu of cash an amount of shares of Common Stock equal in value to all or any portion of the Fees (but only in increments of 25% or a multiple thereof, and in no event to exceed 100% of the Fees) as so designated by the Participant in such written notice, which amount shall be determined by dividing the Fees payable in each fiscal quarter of the Company by the Fair Market Value of a share of Common Stock on the last business day of such fiscal quarter (but if such date is not a day on which the New York Stock Exchange is open, then on the next preceding day on which the New York Stock Exchange is open), except that only whole numbers of
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shares shall be obtainable pursuant to this Section 7, and any remaining Fees which otherwise would have purchased a fractional share shall be paid in cash. Any such written notice pursuant to this Section 7 shall remain in effect for subsequent Plan years unless such Participant delivers a written notice setting forth a different election with respect to Fees which shall be applied to future Plan years until further written notice is received by the Company pursuant to this Section 7.

                  Section 8. Stock Options

                  (a) Each director of the Company who is not otherwise an employee of the Company or any of its subsidiaries or Affiliates, shall, on the first Tuesday following his or her first election as a director of the Company, and thereafter on the day after each Annual Meeting of Stockholders during such director's term, automatically be granted Stock Options to purchase one thousand (1,000) shares of Common Stock at a price equal to 115% of the Fair Market Value of the Common Stock at the date of grant of such Stock Option.

                  (b) A director Stock Option shall be granted hereunder only if as of each date of grant the director (i) is not otherwise an employee of the Company or any of its subsidiaries or Affiliates, (ii) has not been an employee of the Company or any of its subsidiaries or Affiliates for any part of the preceding fiscal year, and (iii) has served on the Board continuously since the commencement of his term.

                  (c) A Stock Option shall vest and become exercisable if and when the Fair Market Value of a share of Common Stock equals or exceeds the exercise price of such Stock Option on any day during the 30-day period commencing on the first anniversary of the date of grant (the "Vesting Window"). If the, as of the end of a Stock Option's Vesting Window, the Fair Market Value of a share of Common Stock did not equal or exceed the exercise price of such Stock Option during such Vesting Window, then such Stock Option shall, as of the close of such Vesting Window, immediately be terminated and cancelled. Notwithstanding the foregoing, each Stock Option shall become fully vested and exercisable upon a Change in Control of the Company, so long as the Director has served continuously as a director of the Company during the period from the date of grant to the date of such Change in Control. In the event a Director's ser-vice to the Company terminates before the Stock Options have vested (whether by reason of death, disability, retirement, removal from
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office or otherwise), then any unvested Stock Option granted to such Director shall be cancelled with the Director having no further right or interest in such forfeited Stock Option.

                  (d) Each vested Stock Option shall remain outstanding until the tenth anniversary of the date of grant. In the event a Director's service to the Company terminates, any vested Stock Option then held by a Director shall be cancelled 120 days after such termination of service.

                  (e) Each holder of a Stock Option granted pursuant to this
Section 8 shall also have the rights specified in Section 13.

                  (f) In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all non-employee directors entitled to a grant on such date shall share ratably in the number of Stock Options on shares available for grant under the Plan.

                  Section 9. Transferability

                  Stock Options, rights, grants and Awards under the Plan may not be assigned, transferred, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, any such Stock Option, right, grant or award constituting a "derivative security" under the Rules shall not be transferable by a Participant other than (i) by will or by operation of applicable laws of descent and distribution, (ii) pursuant to a gift to such optionee's children and immediate family members, whether directly or indirectly or by means of a trust or partnership or otherwise, or (iii) pursuant to a domestic relations order or qualified domestic relations order as such terms are defined by the Code or ERISA.

                  Section 10. Amendment

                  (a) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that to the extent required to qualify transactions under
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the Plan for exemption under Rule 16b-3 promulgated under the Act ("Rule 16b-3")
no amendment to the Plan shall be adopted without further approval by the holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting held for such purpose, and provided further, that if and to the extent required for the Plan to comply with Rule 16b-3, no amendment to the Plan shall be made more than once in any six-month period that would change the amount, price or timing of the grants of Awards or Stock Options hereunder other than to comport with changes in the Code, ERISA, or the regulations thereunder.

                  Section 11. Termination

                  The Plan may be terminated at any time by the Board or by the approval by the holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting held for such purpose.

                  Section 12. Withholding Taxes

                  No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan or with respect to any exercise of any Stock Option granted under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld. Such withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award or that is received upon the exercise of the Stock Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Company may establish such procedures as it deems appropriate, including the making of irrevocable elections or the timing of the use of Common Stock, for the settlement of its withholding obligations.

                  Section 13. Effect of Change in Control.

                  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options outstanding and not then exercisable and vested as of the date such
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Change in Control is determined to have occurred, shall become fully exercisable and vested to the full extent of the original grant. During the 60-day period from and after a Change in Control (the "Exercise Period"), a Participant who holds an Award or a Stock Option shall have the right, in lieu (in the case of a Stock Option) of the payment of the exercise price for the shares of Common
Stock being purchased under the Stock Option, by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of an Award or a Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to (a) in the case of a Stock Option, the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section shall have been exercised, or (b) in the case of an Award, an amount equal to the Change in Control Price multiplied by the number of shares of Common Stock granted pursuant to such Award as to which the right granted under this Section shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 13 would make a Change on Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Board shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

                  Section 14. Effect of Termination for Cause

                  If a Participant incurs a termination of membership on the Board for cause, such Participant's Stock Options shall be automatically cancelled immediately. Unless otherwise determined by the Board, for purposes of the Plan "cause" shall mean (i) the conviction of the Participant for commission of a felony under Federal law or the law in the state in which such action occurred, or (ii) dishonesty in the course of fulfilling the Participant's duties as a director.

                  Section 15. Adjustments Upon Changes in
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                                 Capitalization

                  In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and class of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

                  Section 16. Regulatory Matters

                  The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Act, pursuant to Rule 16b-3 as promulgated thereunder, as may be further amended or interpreted by the Securities and Exchange Commission. In the event that any provision of the Plan shall be deemed not to be in compliance with the Rules in order to enjoy the exemption from the Act, such provision shall be deemed of no force or effect and the remaining provisions of the Plan shall remain in effect.

                  Section 17. Effectiveness of Plan

                  The Plan shall become effective as of the date it is first approved by a majority of the shares of stock of the Company then entitled to vote.